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                                                                     FORM 10-QSB
                                                                   JUNE 30, 1996


                           GUNTHER INTERNATIONAL, LTD.





                                  EXHIBIT 10.2


                                                                   61.
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                             SUBORDINATION AGREEMENT

         Agreement dated as of May 31, 1996, between Bank of Boston Connecticut ("Bank") and Connecticut Innovations, Inc. ("CII").

         WHEREAS, Bank has agreed to extend loans and may agree to extend future loans ("Bank Loans") to Gunther International, Ltd. ("Borrower") including without limitation, loans in an aggregate principal amount of up to Two Million Dollars ($2,000,000.00), which indebtedness shall be evidenced by, among other things, a Revolving Loan and Security Agreement of even date ("Bank Agreement"), a $1,750,000 Revolving Loan Note of even date and a $250,000 Revolving Loan Note of even date; and

         WHEREAS, as security for the payment and performance of the Bank Loans, the Borrower has granted to Bank a valid and perfected security interest in and lien on all of Borrower's tangible and intangible personal property, whether now owned or hereafter acquired, and all products and proceeds thereof, all as more fully set forth in the Bank Agreement (the "Collateral"); and

         WHEREAS, Borrower is indebted to CII in the aggregate amount of $775,000 (the "CII Indebtedness") pursuant to a certain Amendment and Restatement of Development Agreement made as of the 31st day of December, 1995 between Borrower and CII ("CII Agreement"); and


                                                                   62.
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         WHEREAS, payment of the CII Indebtedness is secured by a valid and perfected security interest in and lien on all of the Collateral, as hereinbefore defined; and

         WHEREAS, the Bank has conditioned its extension of the Bank Loans to Borrower upon CII subordinating its lien in the Collateral (other than in Collateral consisting of Patents and Trademarks of Borrower; said Collateral consisting of Debtor's tangible and intangible personal property other than Patents and Trademarks referred to herein as "Subordinated Collateral") to Bank; and

         WHEREAS, CII has agreed to subordinate its lien in the Subordinated Collateral to the Bank;

         NOW, THEREFORE, Bank, CII and, by its consent and acknowledgment hereto, the Borrower hereby agrees as follows:

         1. CII hereby subordinates its security interest and lien in the Subordinated Collateral to the security interest and lien of the Bank. Notwithstanding the date, time, manner or order of attachment or perfection of the security interest and liens of Bank or CII in any of the Subordinated Collateral, and notwithstanding any provisions of the Uniform Commercial Code, any applicable law, any decision of any court or tribunal of competent jurisdiction or whether Bank or CII holds possession of all or any part of the Subordinated Collateral, the lien and security interest of the Bank in and to


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the Subordinated Collateral and all proceeds thereof shall be prior in right to the lien and security interest of CII in and to the Subordinated Collateral.

         2. The proceeds from the disposition, sale or liquidation of any Subordinated Collateral shall be applied, regardless of when the respective indebtedness of the Bank or CII may be due, first to pay Bank Loans (including accrued interest, expenses and other costs) and second, to pay all outstanding CII Indebtedness. At all times, Bank may exercise all of its rights and remedies under the Bank Agreement and, without limiting the foregoing, may take all actions that it deems desirable to collect the Bank Loans as the case may be, including, without limitation, the repossessing, foreclosing, selling, releasing or disposing of any Subordinated Collateral and the commencement of joining with other creditors and the commencement of the bankruptcy or insolvency actions against Borrower.

         3. Each of the Bank and CII shall give each other written notice of any event of default or of the occurrence of any event of default under and as defined in either the Bank Agreement or the CII Agreement.

         4. Unless otherwise agreed by the parties hereto, this Agreement shall terminate upon the earlier of (a) the written agreement of all parties hereto, or (b) the full and final satisfaction of either the Bank Loans or CII Indebtedness.

         5. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given when received as follows:


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                A.  If to Bank:

                      Bank of Boston Connecticut
                      127 Church Street
                      New Haven, CT  06510
                      Attention:  Elizabeth Cahill

                B.  If to CII:

                      Connecticut Innovations, Inc.
                      40 Cold Spring Road
                      Rocky Hill, CT  06067
                      Attention:  President

         6. This Agreement shall be governed by and construed in accordance with the provisions of the laws of the State of Connecticut. This Agreement shall be effective as of May 31, 1996, notwithstanding the actual date of execution.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                           BANK OF BOSTON CONNECTICUT

                                           By:  /s/  Dean T. Morgan
                                              ----------------------------------

                                                Its Senior Vice President


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                                           CONNECTICUT INNOVATIONS, INC.

                                           By:      /s/  Victor R. Budnick
                                              ----------------------------------

                                              Its President & Executive Director

         The undersigned acknowledges and accepts the foregoing as of this 31st day of May, 1996.

                                           GUNTHER INTERNATIONAL, LTD.

                                           By: /s/  Frederick W. Kolling, III
                                              ----------------------------------

                                              Its Vice President &
                                                  Chief Financial Officer

STATE OF CONNECTICUT                     )
                                         )  ss:  New Haven          June 4, 1996
COUNTY OF NEW HAVEN                      )

         Personally appeared Dean T. Morgan, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he/she as Senior Vice President of Bank of Boston Connecticut, is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as Senior Vice President of Bank of Boston Connecticut, and the free act and deed of said Bank of Boston Connecticut, before me, the undersigned officer.

                                              /s/  Melvin Ditman
                                              ----------------------------------
                                              Commissioner of the Superior Court


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STATE OF CONNECTICUT                     )
                                         )  ss:  Rocky Hill         May 31, 1996
COUNTY OF HARTFORD                       )

         Personally appeared Victor R. Budnick, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he/she as President and Executive Director of Connecticut Innovations, Inc., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as President and Executive Director of Connecticut Innovations, Inc., and the free act and deed of said Connecticut Innovations, Inc., before me, the undersigned officer.

                                              /s/  Gregory E. Clark
                                              ----------------------------------
                                              Commissioner of the Superior Court

STATE OF CONNECTICUT                     )
                                         )  ss:  New Haven          June 4, 1996
COUNTY OF NEW HAVEN                      )

         Personally appeared Frederick W. Kolling, III, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he as Vice President and Chief Financial Officer of Gunther International, Ltd., is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as Vice President and Chief Financial Officer of Gunther International, Ltd., and the free act and deed of said Gunther International, Ltd., before me, the undersigned officer.

                                              /s/  Frank J. Saccomandi, III
                                              ----------------------------------
                                              Commissioner of the Superior Court



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